===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            MORGAN FUNSHARES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                            MORGAN FUNSHARES, INC.
                             ______________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      To Be Held Wednesday, April 18, 2001
                             ______________________

     The Annual Meeting of Shareholders of Morgan FunShares, Inc. (the "Fund") will be held at Park Place, 10 West Streetsboro, Hudson, Ohio at 4:00 p.m., local time, on Wednesday, April 18, 2001 for the following purposes:

     1. To elect seven directors to the Fund's Board of Directors to hold office until the next Annual Meeting and until their respective successors have been duly elected and qualified.

     2. To ratify or reject the continuation of the Investment Advisory Agreement dated April 2, 1996, as amended February 19, 2001, between the Fund and Burton D. Morgan.

     3. To ratify or reject the continuation of McCurdy & Associates C.P.A.'s, Inc. as the Fund's independent public accountants for the fiscal year ending December 31, 2001.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record as of the close of business on Monday, March 12, 2001 are entitled to vote at the meeting or any adjournment thereof.


                                     BY ORDER OF THE BOARD OF DIRECTORS


                                     Catherine Kantorowski
                                     Secretary

Hudson, Ohio
March 21, 2001



WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED FORM OF PROXY. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                PROXY STATEMENT


     The accompanying proxy is solicited by the Directors of Morgan FunShares, Inc. (the "Fund") for use at the Annual Meeting of its Shareholders, to be held at Park Place, 10 West Streetsboro St., Hudson, Ohio at 4:00 p.m., local time, on Wednesday, April 18, 2001.

     Shareholders of record as of the close of business on the record date, Monday, March 12, 2001, are entitled to vote at the Annual Meeting or any adjournment thereof. As of that date, 1,175,990 common shares of the Fund were outstanding, each of which is entitled to one vote at the Annual Meeting.

     This proxy statement and form of proxy is being mailed to shareholders on or about March 21, 2001.

     The Fund will furnish, without charge, copies of its most recent Annual Report and Semi-Annual Report to any shareholder who requests them by contacting Mr. Robert Pincus, Fifth Third/Maxus Investment Advisors, 1301 East Ninth St., 36th Floor, Cleveland, Ohio 44114 (Call toll-free 1-800-44-MAXUS). These reports are not to regarded as proxy-soliciting material.

1.  ELECTION OF DIRECTORS

     During February 2001, Mr. Keith Brown announced his intention to resign from the Fund's Board of Directors in order to devote more of his time to his personal business affairs, and thereafter submitted his letter of resignation to the Chairman. At a meeting held February 19, 2001 the Board of Directors nominated Mr. Laird to fill the vacancy left by Mr. Brown's resignation, and the continuing directors of the Fund for election as Directors at the 2001 Annual Meeting.

     It is the intention of the persons named in the accompanying form of proxy to vote at the Annual Meeting for the election of the seven nominees named below as Directors of the Fund to serve until the next Annual Meeting and until their successors are elected and qualified. Each such nominee has consented to being named herein and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the persons named as proxies may vote for other persons in their discretion. A shareholder may instruct the persons named as proxies not to vote the shares represented by his proxy for any or all of the nominees for election.

Information Concerning Nominees

     The information concerning the nominees set forth in the following table is based in part on information received from the respective nominees and in part on the Fund's records:

        Name and Position                      Principal Occupation During               Number and Percentage of
         with the Fund(1)                        Past Five Years and Age                 Shares Beneficially Owned
                                                                                           as of March 12, 2001
---------------------------------------------------------------------------------------------------------------------
J. Martin Erbaugh                   Founder, Director of Homespace, Inc.; President,                  5,400(2)
Director                            Coer, Inc.(real estate development); Director,
                                    Lesco, Inc.; Director, Morgan Bank NA; Director,
                                    Globetels, Inc.; Director, Babcox Publications;
                                    Trustee, Ohio Police and Fire Pension Fund; Age
                                    52.

----------------------------------------------------------------------------------------------------------------
Burton D. Morgan*                   Chairman, Morgan Bank NA; President, Basic                      580,000(49.3%)
Chairman and Director               Search, Inc.; Director, Multi-Color, Inc.;
                                    Director, Morgan Adhesives, Inc.; in October
                                    1995, Mr. Morgan became a registered investment
                                    advisor; Age 84

----------------------------------------------------------------------------------------------------------------
Robert F. Pincus**                  Vice President - Marketing and Client Services,                   8,000(2)(3)


        Name and Position                      Principal Occupation During               Number and Percentage of
         with the Fund(1)                        Past Five Years and Age                 Shares Beneficially Owned
                                                                                           as of March 12, 2001
---------------------------------------------------------------------------------------------------------------------
President and Director              Fifth Third/Maxus Investment Advisors (formerly
                                    Maxus Investment Group); Age 56
----------------------------------------------------------------------------------------------------------------
William K. Cordier                  Mr. Cordier retired in February 1998 but                              0
Director                            continues to serve as President, Cordier
                                    Management, LLC; prior to his retirement Mr.
                                    Cordier served as Chairman and Chief Executive
                                    Officer, Cordier Group Holdings, Inc.; Chairman
                                    and Chief Executive Officer, Canton Drop Forge,
                                    Inc (a wholly-owned subsidiary of Cordier Group
                                    Holdings, Inc.); and as a Member of the Advisory
                                    Board of National City Bank, Northeast region;
                                    Age 73

----------------------------------------------------------------------------------------------------------------
James M. Hojnacki                   Vice President, The Provident Bank, Cleveland,                        0
Director Nominee                    Ohio; Age 39

----------------------------------------------------------------------------------------------------------------
James C. Onorato                    President/Portfolio Manager, Summit Capital                         800(2)
Vice President and Director         Inc-January 1998-Present.; Vice
                                    President/Portfolio Manager, Maxus Investment
                                    Group (now Fifth Third/Maxus Investment
                                    Advisors)-January 1995-December 1997; Age 44

----------------------------------------------------------------------------------------------------------------
John P. Laird                       Director of Corporate Development, SGS Net LLC -                      0
Director Nominee                    2000 - present; President, JPL Associates, Inc.
                                    - 1995 - present; Age 59

----------------------------------------------------------------------------------------------------------------

* Mr. Morgan is an "interested person" as defined by the Investment Company Act of 1940 (the "Act") by reason of his acting as investment advisor upon approval of the continuation of the Investment Advisory Agreement and by reason of his beneficial ownership of 49.3% of the outstanding shares of the Fund.

** Mutual Shareholder Services, LLC, an affiliate of Fifth Third/Maxus Investment Advisors, processes the Fund's trades, prices the Fund, and maintains the records for the transactions and expenses of the Fund, pursuant to an Accounting Services Agreement with the Fund.

(1) Mr. Morgan has served as a Director since 1989, Mr. Pincus has served since 1993, Mr. Erbaugh has served since 1994, Messrs. Cordier, and Hojnacki have served since 1996, and Mr. Onorato has served since 1997.

(2) Constitutes less than 1% of outstanding shares.

(3) Includes 1,500 shares owned by Mr. Pincus' spouse as to which Mr. Pincus disclaims beneficial ownership.

   As of March 12, 2001, all eight Officers and Directors as a group held 598,200 shares, constituting 50.9% of the outstanding shares of the Fund.

   Three meetings of the Board of Directors were held during the fiscal year ended December 31, 2000. Each Director other than Messrs. Cordier and Hojnacki, who each attended one meeting, attended at least 50% of the meetings of the Board of Directors during 2000.

   The Fund does not nominating or compensation committees. The Board of Directors established an Audit Committee in 1998. The general function of the Audit Committee, the identity of the Audit Committee's members and the number of meetings held by the Audit Committee during fiscal 2000 are set forth below.

Audit Committee

   The Audit Committee held three meetings during fiscal 2000. The primary functions of the Audit Committee are to evaluate the performance and fees of the Fund's independent auditors, review the annual audit and the Fund's internal accounting controls with the independent auditors, review the results of the audit with management, consult with management with respect to the Fund's internal accounting controls and other operating systems, review all related party transactions on an ongoing basis, and review potential conflict of interest situations where appropriate. The current members of the Audit Committee are Messrs. James M. Hojnacki, J. Martin Erbaugh and Robert F. Pincus.

     In May 2000, the Audit Committee adopted a written charter formerly setting forth the duties and responsibilities of the Audit Committee. A copy of the Audit Committee's charter is included in this Proxy Statement as Appendix A. The Audit Committee recommends to the Board of Directors, subject to shareholder approval, the selection of McCurdy & Associates C.P.A.'s , Inc. as the Fund's independent accountants.

Executive Officers

   In addition to Messrs. Morgan, Pincus and Onorato, the Fund has the following executive officer:

                                                                                           Number of Shares
      Name and Position                  Principal Occupation During                      Beneficially Owned
       with the Fund(1)                    Past Five Years and Age                       as of March 12, 2001
--------------------------------------------------------------------------------------------------------------------
Catherine Kantorowski           Executive Secretary to Burton D. Morgan; Age                     4,000(2)
Secretary                       70

--------------------------------------------------------------------------------------------------------------------

(1)  Ms. Kantorowski has served since 1996.

(2)  Constitutes less than 1% of outstanding shares.

Compensation of Directors

   Each Director who was not acting as the Investment Advisor or was not an interested person of Mutual Shareholder Services, LLC. earned compensation from the Fund in the amount of $100 for each Board of Directors or shareholders meeting attended. The Board of Directors met three times in fiscal year 2000. Members of the Audit Committee receive $100 for each meeting of the Audit Committee unless such meeting immediately follows a meeting of the Board of Directors. During fiscal year 2000 the Fund's Directors were paid the following amounts under these arrangements: Mr. Pincus, $300; Mr. Onorato, $300, Mr. Brown $300 and Mr. Erbaugh, $200.

2.   CONTINUATION OF INVESTMENT ADVISORY AGREEMENT

   The Fund's investments are managed by Burton D. Morgan (the "Advisor") pursuant to an Investment Advisory Agreement (the "Agreement") dated April 2, 1996. The Agreement was initially approved by the Shareholders at the Annual Meeting of the Shareholders held on April 2, 1996. The Board of Directors approved the Agreement and the Advisor on the same date. On February 19, 2001, the Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund or the Advisor, approved the continuation of the Agreement, amended as described below.

   The Agreement, amended February 19, 2001, provides that as compensation for his services to the Fund, the Advisor is entitled to receive from the Fund an annual fee of .80% of the average value of the Fund's net assets payable monthly. Prior to its amendment on February 19, 2001, the Agreement provided for an annual fee of 1% of the average value of the Fund's net assets up to $150,000,000 and .75% of the average value of the Fund's net assets in excess of that amount, payable monthly. The Agreement also provides that the Advisor will reimburse the Fund in the amount, if any, by which total operating expenses of the Fund for any fiscal year, exclusive of taxes, interest, brokerage fees and commissions, amortization and extraordinary expenses, exceed 2% of the average annual net assets of the Fund, except that the amount required to be reimbursed for any fiscal year will not exceed the amount of fees received by the Advisor with respect to that fiscal year. The Advisor received a management fee from the Fund for the fiscal year ended December 31, 2000, in the amount of $70,533 net of reimbursements of $19,264.

   Subject to the supervision of the Fund's Board of Directors, the Advisor (i) manages all the Fund's assets in accordance with the Fund's investment objectives, policies and limitations as stated in the Fund's prospectus; (ii) makes investment decisions with respect to the assets; and (iii) places orders to purchase and sell securities.

   The Agreement will automatically renew for successive annual periods, provided the continuance is specifically approved by (i) the Fund's Board of Directors, or (ii) by a vote of a majority of the Fund's outstanding voting securities (as defined in the Act), provided that in either event the continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined in the Act) of the Fund, by vote cast in person at a meeting called for the purpose of voting on the approval. Notwithstanding the foregoing, the Agreement may be terminated (i) at any time without penalty by the Fund, upon the vote of the majority of the Fund's Board of Directors or by vote of the majority of the Fund's outstanding voting securities, upon notice to the Fund, or (ii) by the Advisor at any time without penalty.

   Under the Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matter to which the Agreement relates, provided that nothing in the Agreement protects the Advisor against any liability to the Fund or to the holders of the Fund's shares representing interests in the Fund to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on his part in the performance of his duties or by reason of the Advisor's reckless disregard of his obligations and duties under the Agreement.

   The Advisor is doing business as a sole proprietor whose address is Park Place, 10 West Streetsboro, Hudson, Ohio 44236-2850. The Advisor is the Chairman and a Director of the Fund.

   The affirmative vote of at least 67% of the shares represented at the meeting (if more than 50% of the outstanding shares entitled to vote are represented at the meeting) or a majority of the outstanding shares of the Fund, whichever is less, is required to approve this proposal.

   The Fund has entered into an Accounting Services Agreement with Mutual Shareholder Services, LLC (formerly Maxus Information Systems, Inc.), an affiliate of Fifth/Third Maxus Investment Advisors, under which during the fiscal year ended December 31, 2000 the Fund paid Mutual Shareholder Services, LLC. $44,420. The Agreement provides that Mutual Shareholder Services, LLC. will maintain the current books, accounts, records, journals or other records of original entry relating to the business of the Fund.

3.  RATIFICATION OF APPOINTMENT OF AUDITORS

   The Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund, have selected McCurdy & Associates C.P.A.'s, Inc. to continue as Auditors for the Fund for the fiscal year ending December 31, 2001. McCurdy & Associates C.P.A.'s, Inc. has advised the Fund that it has no direct or indirect financial interest in the Fund. This selection is subject to the approval of the shareholders of the Fund at the Annual Meeting. The enclosed proxy card provides space for instructions directing the proxies named therein to vote for or against ratification of the selection.

     The following table sets forth the aggregate fees billed by the independent accountants for the Fund's most recent fiscal year for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to stockholders ("Audit Fees"); (ii) financial information systems design and implementation services provided to the Fund, its investment adviser and entities that control, are controlled by or under common control with the Adviser that provides services to the Fund ("Financial Information Systems Design"); and (iii) all other services provided to the Fund, its investment adviser and entities that control, are controlled by or under common control with the Adviser that provides services to the Fund ("All Other Fees").


 AUDIT FEES  FINANCIAL INFORMATION SYSTEMS DESIGN  ALL OTHER FEES
 ----------  ------------------------------------  --------------

 $12,276                     $0.00                    $ 0.00


                              BENEFICIAL OWNERSHIP

          As of March 12, 2001, the only persons who are known by the Fund to be the beneficial owners of more than 5% of the outstanding shares of the Fund are Burton D. Morgan, Park Place, 10 West Streetsboro, Hudson, Ohio, who owns 580,000 shares (49.3%) of the outstanding shares as of that date, and Luke E. Sims, 777 E. Wisconsin Ave., Suite 3700, Milwaukee, Wisconsin, who owns 115,136 shares (9.8%) of the outstanding shares as of that date.

                        COMPLIANCE WITH SECTION 16(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

          Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's directors and executive officers, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Fund. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms which they file with the SEC.

          To the Fund's knowledge, based solely on review of the copies of such reports furnished to the Fund and written representations that no other reports were required during 2000, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                                 OTHER MATTERS

          The Fund knows of no business to be brought before the Meeting except as set forth above. If, however, any other matters properly come before the Meeting, the persons named in the enclosed form of proxy intend to vote on such matters in accordance with their best judgment.

                             REVOCATION OF PROXIES

          Any person giving a proxy has power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Fund. In addition, a shareholder present at the Meeting may withdraw his proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained therein. If no specification is made on a proxy, it will be voted for the election of Directors, for ratification of the continuation of the Investment Advisory Agreement, for ratification of the continuation of the independent accountants, and for approval to amend the Articles of Incorporation to increase the amount of authorized common shares.

                            SOLICITATION OF PROXIES

          Proxies will be solicited by mail and may also be solicited in person or by telephone by Officers or Directors of the Fund. The cost of preparing and mailing this statement and the accompanying form of notice and proxy will be borne by the Fund.

          Although neither Ohio law nor the Articles of Incorporation or Code of Regulations of the Fund specifically provide for such matters, the Fund's policy and practice is that (i) properly executed proxies that are marked "abstain" or are held in "street name" by brokers that are not voted on one or more proposals (if otherwise voted on at least one proposal) will be counted for purposes of determining whether a quorum has been achieved at the Annual Meeting, and (ii) abstentions and broker non-votes will not be treated as either a vote for or a vote against any of the proposals to which such abstention or broker non-vote applies.

                         PROPOSALS OF SECURITY HOLDERS

          Proposals of shareholders intended to be presented at the Annual Meeting of the Fund in 2002 must be received by the Fund no later than December 31, 2001 for inclusion in the Fund's proxy statement and form of proxy relating to that meeting. The mailing address of the Fund is Park Place, 10 West Streetsboro, Hudson, Ohio 44236.


                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    Catherine Kantorowski
                                    Secretary
March 21, 2001

                                   Appendix A

                             Morgan FunShares, Inc.

                            Audit Committee Charter
                          (Initially adopted May 2000)


1.     Audit Committee Membership; Qualifications.  The Audit Committee
--     ------------------------------------------
       will consist of no less than three members comprised solely of directors who are "independent" within the meaning of NASD Rule 4200, each of whom is able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement, or who will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee.

  For purposes of NASD Rule 4200, "independent director" means a person other than an officer or employee of Morgan FunShares, Inc. (the "Corporation") or its subsidiaries, or any other individual having a relationship which, in the opinion of the Corporation's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Consistent with NASD Rule 4200, the following persons will not be considered independent:

     (a) a director who is employed by the Corporation or any of its affiliates for the current year, or has been so employed for any of the past three years;

     (b) a director who has accepted compensation from the Corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

     (c) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Corporation or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

     (d) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Corporation made, or from which the Corporation received, payments (other than those arising solely from investments in the Corporation's securities) that exceed 5% of the Corporation's or such other business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

     (e) a director who is employed as an executive of another entity where any of the Corporation's executives serve on that entity's compensation committee.

  At least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer or chief financial officer, or other senior officer with financial oversight responsibilities.

2. Scope of Audit Committee Responsibilities. The Audit Committee will:
-- -----------------------------------------

     (a) Make recommendation to the Corporation's Board of Directors concerning the engagement of the Corporation's independent public accountants;

     (b) Review, with the Corporation's management and the Corporation's auditor, the plans for and scope of the audit procedures to be utilized in connection with the Corporation's annual audit and the results of audit;

     (c) Approve all professional services provided to the Corporation by the Corporation's auditors;

     (d) Review the adequacy and effectiveness of the Corporation's internal accounting controls; and

     (e) Perform any other duties and functions now or hereafter required by any organization under which the Corporation's securities may be listed.

3.  Review of Annual Report from Auditors Disclosing Relationships.   The Audit
--  --------------------------------------------------------------
    Committee will have responsibility for insuring its receipt, annually, from the Corporation's auditors of a formal written statement delineating all relationships between the auditor and the Corporation, consistent with the Independent Standards Board Standard 1. The Audit Committee will also be responsible for engaging in an active dialogue with the auditor with respect to any disclosed relationships or services that may impact upon the objectivity and independence of the auditor and for taking, or recommending that the full Board of Directors of the Corporation take, appropriate action to oversee the independence of the Corporation's auditor.

4.  Ultimate Responsibility for Selection of the Corporation's Auditor.  The
--  ------------------------------------------------------------------
    Audit Committee will at all times be guided by the knowledge that the Corporation's outside auditor is ultimately accountable to the Board of Directors and the Audit Committee as representatives of the Corporation's shareholders. The Board of Directors and the Audit Committee recognize their ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor of the Corporation (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

                            MORGAN FUNSHARES, INC.
          Annual Meeting of Shareholders - Wednesday, April 18, 2001

          This Proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Burton D. Morgan and J. Martin Erbaugh, and each of them, the proxies of the undersigned with power of substitution to each of them to vote all shares of Morgan FunShares, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders held at Park Place, 10 West Streetsboro, Hudson, Ohio on Wednesday, April 18, 2001 at 4:00 local time, and any adjournment thereof.

1. To elect seven Directors to the Fund's Board of Directors to hold office until the next Annual Meeting and until their respective successors have been duly elected and qualified.

2. To ratify or reject the continuation of the Investment Advisory Agreement dated April 2, 1996, as amended, between the Fund and Burton D. Morgan.

3. To ratify or reject the continuation of McCurdy & Associates C.P.A.'s, Inc. as the Fund's independent public accountants for the fiscal year ending December 31, 2001.

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and matters incident to the conduct of the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

            PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
              DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED


                  MORGAN FUNSHARES, INC. 2001 ANNUAL MEETING

 1. ELECTION OF DIRECTORS:     1 - J. Martin Erbaugh     5 - James M. Hojnacki    [_] FOR all nominees       [_] WITHHOLD AUTHORITY
    (Terms expiring at the     2 - Burton D. Morgan      6 - James C. Onorato         listed to the left         to vote for all
    2002 Annual Meeting)       3 - Robert F. Pincus      7 - John P. Laird            (except as                 nominees listed
                               4 - William K. Cordier                                 listed below).             to the left.

                                                                                   ------------------------------------------------
   (Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)
                                                                                   ------------------------------------------------

 2. To ratify the continuation of the investment Advisory Agreement dated          [_] FOR    [_] AGAINST    [_] ABSTAIN
    April 2, 1998, as amended.

 3. To ratify the continuation of McCurdy & Associates C.P.A.'s, Inc. as           [_] FOR    [_] AGAINST    [_] ABSTAIN
    the Fund's independent public accountants for the fiscal year ending
    December 31, 2001.


Check appropriate box
indicate changes below:                           Date
                                                       ------------------              NO. OF SHARES
Address Change?       [_]    Name Change?   [_]
                                                                                   ------------------------------------------------



                                                                                   ------------------------------------------------

                                                                                   Signature(s) in Box
                                                                                   Please sign exactly as your name appears on this
                                                                                   card. When signing as attorney, executor,
                                                                                   administrator, trustee or guardian, please give
                                                                                   your full title as such. If a corporation, please
                                                                                   sign in full corporate name by President or other
                                                                                   authorized officer. If a partnership, please sign
                                                                                   partnership name by authorized person as a joint
                                                                                   account, please provide both signatures.
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